IDT Corporation

Investor Presentation

October 22-23rd, 2014

Safe Harbor Statement

This presentation contains forward-looking statements. Statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about IDT's future performance;
- projections of IDT's results of operations or financial condition;
- statements regarding IDT's plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products; and

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on IDT's current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond IDT's control. Such known and unknown risks, uncertainties and other factors may cause IDT's actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations " in IDT's filings made with the Securities and Exchange Commission.

IDT cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and IDT is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Business Overview

IDT Telecom

- Retail communication and payment services targeted to immigrant communities and under-banked consumers
- Wholesale terminations of international long distance calls for telecoms globally

Zedge

Websites and apps for mobile games and other free content including ringtones and wallpapers. Top 20 app on Google Play

Focus on Shareholder Value

Value Creation for IDT Shareholders Since 2010

IDT Class C common stock share price at January 1, 2010	$4.85
One half share Straight Path Communications Class B common stock via spin-off	$9.65
One share of Genie Energy Class B common stock via spin-off	$7.02
IDT common stock dividends paid[1]	$2.84
Genie common stock dividends paid[1]	$0.18
IDT Class B common stock share price currently[2]	$15.06
Net gain	$29.90

[1] Dividends paid to common stock holders through October 17, 2014

[2] As of October 17, 2014

Market & Financial Snapshot

IDT QUICK OVERVIEW

Industries	Telecom; Transaction Services
Ticker	NYSE: IDT
Stock Price[1]	$ 15.06
Shares Outstanding	23.2 MM
Market Cap[1]	$350 MM
Cash, cash equivalents and marketable securities[2,3]	$166.7 MM
Total long term liabilities[2]	$11.8 MM
Revenue[4]	$1,652 MM
Adjusted EBITDA[4]	$45.3 MM
Fully Diluted EPS[4]	$ 0.82
Cash Provided by Operating Activities[4]	$45.7 MM
CapEx[4]	$17.0 MM
Annual Dividend	$ 0.68
Dividend Yield[1]	4.5%
Fiscal Year End	July 31st

[1] Based on closing price on October 17, 2014

[2] As of July 31, 2014

[3] IDT subsequently sold its majority stake in a software business for ~$75 MM in cash

[4] Twelve months ended July 31, 2014

Investment Thesis

Continuing Growth in Core Business

- Boss Revolution voice traffic driving revenue growth
- Diversification into synergistic payment and non-voice communication services

Upside Potential from Non-Core Assets

- Majority stake in Zedge, a rapidly growing social media businesses
- NOL's
- Real Estate

Dividend Yield

- Quarterly dividend currently $0.17 / share
- Supported by strong free cash flow

The Transformation at IDT Telecom

From Prepaid Calling Cards....
to Boss Revolution

- Leveraging mobile to consumer
- Electronic distribution to retail network
- Multiple services, single brand
- Unified platform
- Pricing transparency

Telecom – Retail / Boss Revolution

Boss Revolution Has Replaced Traditional Calling Cards


USD in Millions
Traditional Calling Cards Revenue
Boss Revolution Revenue
(U.S. Domestic Revenue)
200
180
160
140
120
100
80
60
40
20
0
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14

Telecom – Retail

Boss Revolution Value Proposition

Consumers

- Convenient PIN-less dialing
- Mobile access through app
- Cash based
- No service charges – no breakage
- Reloadable
- One platform -- multiple products

Retailer

- Stickiness
- No inventory
- No shelf space
- Lifetime commission
- One platform -- multiple products

IDT

- Identifiable customer base
- Stickiness
- Single brand
- Direct, targeted communications to customers and retailers
- Diversification to payment services
- No inventory
- Mostly prepaid, minimizing credit risk

Telecom – Retail / Boss Revolution

Platform for Communication and Payment Services


BOSS
REVOLUTION
THE INTERNATIONAL
CALLING REVOLUTION
STARTS HERE!!

- Voice continues to grow. Generated ~$700MM in revenue (FY 2014)
- Synergistic payment services:
  - International and domestic air-time top-up
  - International money transfer
  - Domestic bill payment
  - Coming - GPR and virtual Visa cards
- OTT Messaging in development

Robust Market Penetration



Customers by Calling Destination as a Percent of Foreign Born Population in US
0%
10%
20%
30%
40%
50%
Guatemala 44%
Honduras 42%
Ghana 39%
Kenya 32%
Dominican Republic 30%
Nigeria 28%
Haiti 23%
Costa Rica 22%
Nicaragua 18%
Sudan 17%
El Salvador 16%
Bahamas 16%
Spain 16%
Sierra Leone 16%
Yemen 15%
July 2014

Telecom – Retail

Synergistic payment services include:

International Money Transfer

BOSS
REVOLUTION
MONEY TRANSFER

- Market opportunity: Annual remittances from US total ~ $50 billion. Over half of foreign-born Hispanics in US routinely remit.



EVERY TIME
YOU SEND MONEY
NEW
SOMETHING
GOOD HAPPENS
With a free call to greet
and confirm the transfer
BOSS
REVOLUTION
MONEY TRANSFER

- Began gradual roll-out in 2013
- Now offered in 19 states including TX, FL and IL and licensed in 47 states / jurisdictions
- Leverages Boss Revolution platform
- Disbursement network now over 31,000 locations in 17 Latin American nations, 1400 locations in 18 African nations
- Expect to become EBITDA accretive FY 2017-2018

International Money Transfer

Rapid Start Suggests Significant Potential


Agents
Transactions
250
200
150
100
50
0
25,000
20,000
15,000
10,000
5,000
0
13-Sep
13-Oct
13-Nov
13-Dec
14-Jan
14-Feb
14-Mar
14-Apr
14-May
14-Jun
14-Jul
Transactions
Agents
$4

Telecom – Wholesale Termination

Leverages Retail Traffic in Wholesale Market



FIGURE 5
Traffic Volumes of Top Carriers, 2007-2012
Tata
BICS
KPN/iBasis
France Telecom
IDT
Telecom Italia
Deutsche Telekom
Verizon
Total Traffic (billions of minutes)
60
50
40
30
20
10
0
2007
2008
2009
2010
2011
2012
IDT 5th Largest Carrier of Minutes
Source: TeleGeography
© 2013 PriMetrica, Inc.

- Carries international long distance calls on behalf of other telecom providers
- Retail minutes create reciprocal "buy and sell" opportunities
- A top 5 carrier globally, IDT Telecom carried nearly 30 billion international minutes in FY2014 (~8% market share)
- Largest non-national carrier and largest US based carrier

IDT Telecom – Financial Snapshot

USD in millions


Revenue
460
420
380
340
300
260
Q112
Q212
Q312
Q412
Q113
Q213
Q313
Q413
Q114
Q214
Q314
Q414


Gross Profit
70
67
64
61
58
55
52
49
Q112
Q212
Q312
Q412
Q113
Q213
Q313
Q413
Q114
Q214
Q314
Q414


SG&A
54
52
50
48
46
44
42
Q112
Q212
Q312
Q412
Q113
Q213
Q313
Q413
Q114
Q214
Q314
Q414


Adjusted EBITDA
18
16
14
12
10
8
6
4
Q112
Q212
Q312
Q412
Q113
Q213
Q313
Q413
Q114
Q214
Q314
Q414

History of Value Creation

IDT has consistently incubated and monetized high potential businesses:

- **Net2Phone (formerly NASDAQ: NTOP):** AT&T invested $1.1 billion for a 32% share in 2000. IDT subsequently repurchased full ownership;
- **Corbina Telecom**: Sold for $130 million in 2006;
- **IDT Entertainment:** Sold for $186 million in 2007;
- **Toucan**: Sold for $38 million in 2007;
- **CTM Media Holdings (OTC: CTMMA, CTMMB):** Spun-off in 2009. Current market cap ~$40 million;
- **Genie Energy (NYSE: GNE):** Spun-off in 2011. Current market cap ~$180 million;
- **Straight Path Communications Inc., (NYSE MKT: STRP):** Spun-off in 2013. Current market cap ~$270 million;
- **Fabrix Systems**: Sold majority stake to Ericsson for ~$75 million cash in October, 2014.

Zedge: Leading Personalization App


ZEDGE
Wallpapers
Live Wallpapers
Ringtones
Notifications
Games

Powerful Distribution Platform
- Scalable and non-incentivized
- Personalized curation

Broad Reach
- iOS / Android / Windows Phone
- Advertisers / Publishers

Assets
- High quality user base – strong growth, attractive demo, highly monetizable geos, user retention
- Top tier advertisers / publishers

Business Model
- Today - Advertising and app distribution
- Later this year - Premium content, additional apps, social and platform play


110MM Installs
50MM Active Installs
20MM Monthly Active Users
120
90
60
30
100% organic growth
Oct '09
Oct '10
Oct '11
Oct '12
Oct '13

Google Play as of September 2014

Zedge

Stable, sustainable growth spanning close to 5 years
- Surpassed 110MM installs since launching the app in November '09
- More than 200K new users per day with less than 100K uninstalls per day
- Growth is organic and viral

Mass market appeal
- Offer high quality, simplicity, fun and variety
- Top 20 most popular apps in Google Play (US) for more than 4 years

Close to 75% of the customer base in N. America and Europe
- Existing users are highly monetizable
- Untapped growth opportunity in Asia

Outstanding monetization
- Attractive gross margins in the 85% range
- Outstanding portfolio of recurring advertisers
- Strong potential for additional revenue streams

Google Play as of September 2014

Appendix – Current Financials

Balance Sheet
As of July 31, 2014
(USD in millions)

Cash and marketable securities	166.7
Restricted cash	65.7
Accounts receivable, net	69.3
Prepaid expenses	21.8
Deferred income tax, net - short term	3.0
Other current assets	12.4
Total current assets	338.9
Plant, property and equipment	81.8
Intangible assets and goodwill	16.6
Restricted cash - long term	2.8
Deferred income tax, net - long term	16.2
Invesments and other assets	24.7
Total assets	480.9
Accounts payable and accrued expenses	184.7
Debt payable	13.0
Customer deposits	62.7
Deferred revenue	101.2
Other current liabilities	6.5
Total current liabilities	368.0
Long term debt	6.4
Other liabilities	5.4
Total liabilities	379.8
Minority interests	0.9
Shareholders' equity	100.2
Total liabilities & equity	480.9

Appendix – Current Financials

Profit & Loss

USD in millions	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY 2014
Revenue	$ 420.7	$ 406.4	$ 403.8	$ 420.7	$ 1,651.5
Direct cost of revenue	350.3	335.2	332.4	349.3	1,367.3
Gross Profit	70.4	71.2	71.4	71.4	284.3
Gross Margin %	*16.7%*	*17.5%*	*17.7%*	*17.0%*	17.2%
SG&A	60.1	59.9	58.1	58.3	228.9
SG&A %	14.3%	14.7%	14.4%	13.9%	13.9%
Adjusted EBITDA	10.3	11.3	13.3	10.4	45.3
Income from Operations	7.3	7.6	9.2	5.8	29.8
EPS (fully diluted)	$ 0.15	$ 0.11	$ 0.22	$ 0.33	$ 0.82

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Financial Measures

In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States of America (GAAP), IDT's investor presentation also included Adjusted EBITDA, Gross Profit, and Free Cash Flow, which are non-GAAP measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Management believes that IDT's Adjusted EBITDA, Gross Profit, and Free Cash Flow measures provide useful information to both management and investors by excluding certain expenses and non-routine gains or losses that may not be indicative of IDT's or the relevant segment's core operating results. Management uses Adjusted EBITDA, Gross Profit, and Free Cash Flow, among other measures, as a relevant indicator of core operational strengths in its financial and operational decision making. In addition, management uses Adjusted EBITDA, Gross Profit, and Free Cash Flow, to evaluate operating performance in relation to IDT's competitors. Disclosure of these financial measures may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. In addition, IDT has historically reported similar financial measures and believes such measures are commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting at this time.

Management refers to Adjusted EBITDA, Gross Profit, and Free Cash Flow, as well as the GAAP measures income (loss) from operations and net income, on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

IDT's measure of Adjusted EBITDA consists of revenues less direct cost of revenues, selling, general and administrative expense and research and development expense. Another way of calculating Adjusted EBITDA is to start with income (loss) from operations and add depreciation and amortization and other operating losses and subtract other operating gains.

IDT's measure of Gross Profits consists of revenues less direct cost of revenues excluding any allocation of depreciation and amortization.

These additions and subtractions are non-cash and/or non-routine items in the relevant fiscal 2014, 2013 and 2012 periods.

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or constructed in prior periods. IDT's operating results exclusive of depreciation and amortization charges are useful indicators of its current performance.

(continued on next page)

Non-GAAP Reconciliation

(Continued from prior page)

Other operating gains (losses), net, which are components of income (loss) from operations, are excluded from the calculation of Adjusted EBITDA. Although the Company has insurance claims and settlements of claims from time-to-time, and has a number of matters under litigation, such gains and losses do not occur each quarter nor are they part of the Company's or the relevant segment's core operating results.

The other calculation of Adjusted EBITDA consists of revenues less direct cost of revenues, selling, general and administrative expense and research and development expense. As the other excluded items are not reflected in this calculation, they are excluded automatically and there is no need to make additional adjustments. This calculation results in the same Adjusted EBITDA amount and its utility and significance is as explained above.

IDT's measure of Free Cash Flow is derived from its statement of cash flows and is computed as net cash provided by operating activities less capital expenditures. Management believes Free Cash Flow provides investors with an important perspective on IDT's cash available to service debt and IDT's ability to make strategic acquisitions and investments, maintain its capital assets, repurchase its common stock, pay dividends and fund ongoing operations. As a result, Free Cash Flow is a significant measure of IDT's ability to generate long-term value. Management believes the presentation of Free Cash Flow is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by management. In addition, management believes that Free Cash Flow is a primary measure used externally by investors, analysts and peers for purposes of valuation and comparing IDT's operating performance to the performance of other companies in the telecommunications industry.

Since Free Cash Flow is not a measure of performance calculated in accordance with GAAP, Free Cash Flow should not be considered in isolation of, or a substitute for, or superior to, net income as an indicator of operating performance or net cash provided by operating activities as a measure of liquidity. IDT's measure of Free Cash Flow may not be comparable to similarly titled measures used by other companies. In addition, Free Cash Flow does not represent residual cash available for discretionary use, since various non-discretionary expenditures, such as distributions to noncontrolling interests, repayments of capital lease obligations and repayments of borrowings are not deducted from IDT's measure.

Adjusted EBITDA, Gross Profit and Free Cash Flow should be considered in addition to, not as a substitute for, or superior to, income (loss) from operations and cash flow from operating activities, or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's measurements of Adjusted EBITDA, Gross Profit and Free Cash Flow may not be comparable to similarly titled measures reported by other companies.

Following are reconciliations of Adjusted EBITDA, Gross Profit, and Free Cash Flow to the most directly comparable GAAP measure for IDT on a consolidated basis.

Non-GAAP Reconciliation

Reconciling Adjusted EBITDA to Income from Operations (TTM)
Consolidated

(Slides #5 and #20)

Adjusted EBITDA	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY 2014
Adjusted EBITDA	10,320,418	11,282,746	13,323,222	10,396,413	45,322,798
D&A	3,895,824	4,059,457	4,153,173	4,209,346	16,317,800
Impairment	-	-	-	-	-
Other (gains) losses	(859,269)	(350,000)	-	374,486	(834,783)
Income from Operations	7,283,863	7,573,289	9,170,049	5,812,581	29,839,781

Non-GAAP Reconciliation

Reconciling Gross Profit and Adjusted EBITDA to Income from Operations (TTM) IDT Telecom

(Slide #15)

Gross Profit to Income from Operations for IDT Telecom

Gross Profit	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2104
Gross Profit	55,656,645	56,867,547	57,469,292	59,351,470	61,419,104	62,661,600	61,786,849	63,404,199	66,216,596	66,552,980	65,722,420	64,579,590
SGA	46,677,342	47,369,681	46,529,856	48,601,948	49,067,023	48,906,335	48,170,107	49,552,295	50,945,676	50,662,456	49,316,693	52,151,013
D&A	3,815,085	3,617,842	3,544,303	3,247,426	2,540,037	3,232,090	3,283,763	3,286,865	3,234,571	3,427,857	3,510,941	3,603,073
Other (gains) losses	11,252,000	(1,750,000)	6,467,610	-	350,000	-	(9,601,023)	-	(300,000)	(350,000)	-	-
Income from Operations	(6,087,782)	7,630,024	927,523	7,502,096	9,462,044	10,523,175	19,934,002	10,565,039	12,326,349	12,812,667	12,894,786	8,825,504

Adjusted EBITDA to Income from Operations for IDT Telecom

Adjusted EBITDA	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2104
Adjusted EBITDA	8,979,303	9,497,866	10,939,436	10,749,522	12,352,081	13,755.265	13,616,741	13,851,904	15,260,920	15,890,523	16,405,727	12,428,577
D&A	3,815,085	3,617,842	3,544,303	3,247,426	2,540,037	3,232,090	3,283,763	3,286,865	3,234,571	3,427,857	3,510,941	3,603,073
Other (gains) losses	11,252,000	(1,750,000)	6,467,610	-	350,000	-	(9,601,023)	-	(300,000)	(350,000)	-	-
Income from Operations	(6,087,782)	7,630,024	927,523	7,502,096	9,462,044	10,523,175	19,934,001	10,565,039	12,326,349	12,812,666	12,894,786	8,825,504

Thank you

IDT Investor Relations
520 Broad Street
Newark, NJ 07102
invest@idt.net